SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               December 27, 1994
           ----------------------------------------------------------

                (Date of Report, date of earliest event reported)




                                    VALHI, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware              1-5467             87-0110150
            (State or other        (Commission         (IRS Employer
            jurisdiction of        File Number)        Identification
            incorporation)                                      No.)


             5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
             (Address of principal executive offices)     (Zip Code)



                                (214) 233-1700
              (Registrant's telephone number, including area code)



                                Not applicable
             (Former name or address, if changed since last report)

Item 2:   Acquisition or Disposition of Assets.

          o On December 27, 1994, the Board of Directors of Valhi, Inc. declared a special dividend on its common stock of all of its
               approximately 48.1% ownership of Tremont Corporation.   The
               special dividend, consisting of 3,537,166 shares of Tremont common stock, is payable February 3, 1995 to Valhi stockholders of record at the close of business on January 6, 1995. Based upon current outstanding shares, Valhi stockholders will receive, in a taxable distribution, approximately .03 (three one-hundreds) of a share of Tremont common stock for each share of Valhi common stock held as of the record date, with cash paid in lieu of fractional shares.

               The common stock of Tremont Corporation (Commission File No. 1-10126) is traded on the New York and Pacific Stock Exchanges under the symbol "TRE" and had a closing price on December 23, 1994 of $11.75 per share.

          o During the fourth quarter of 1994 (through December 23, 1994), Valhi purchased an additional 1,038,900 shares of the common stock of NL Industries, Inc. (Commission File No. 1-640) in the open market for an aggregate of $12.4 million. The NL shares acquired increased Valhi's direct ownership of NL from approximately 48.9% at September 30, 1994 to approximately 50.9%. As a result of increasing its ownership of NL to more than 50% as of December 13, 1994, Valhi will cease to report its interest in NL by the equity method and will fully consolidate NL's financial position as of December 31, 1994 and will fully consolidate NL's results of operations and cash flows beginning in 1995.

               The source of funds to make the purchases was Valhi's cash on hand, and no funds were borrowed for this purpose.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.


    (a)   Financial statements of business acquired:

          o Annual financial statements - Consolidated financial statements of NL, with independent auditors report thereon, pages F-1 through F-38 inclusive of NL's Annual Report on Form 10-K for the year ended December 31, 1993 (Commission File No. 1-640) are incorporated herein by reference to Exhibit 99.1 of Valhi's Annual Report on Form 10-K for the year ended December 31, 1993.

          o Interim financial statements - Unaudited consolidated financial statements of NL are incorporated herein by reference to pages 3 through 13 inclusive of NL's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994 (Commission File No. 1-640).


    (b)   Pro forma financial information:

               Pro forma condensed consolidated financial statements of Valhi which present the pro forma effect of the transactions described in Item 2 above (distribution of Tremont stock and consolidation of NL), assuming such transactions had occurred as of the dates set forth in the accompanying notes, are included herein as
               Exhibit 99.2.


    (c)   Exhibits


          Item No.                   Exhibit Index
          --------            -------------------------------------

           99.1          Press Release of the Registrant dated December 27,
                         1994.

           99.2          Pro forma financial information of the Registrant.
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VALHI, INC.
                              (Registrant)



                              By: /s/ Steven L. Watson
                                  Steven L. Watson
                                  Vice President & Secretary



Date:  December 27, 1994